                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            Electronic Designs, Inc.
                (Name of Registrant as Specified In Its Charter)

                                      [ ]
    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                            ELECTRONIC DESIGNS, INC.
                               ONE RESEARCH DRIVE
                             WESTBOROUGH, MA 01581

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON FEBRUARY 25, 1998

                            ------------------------

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Electronic Designs, Inc. (the "Company") will be held on Wednesday, February 25, 1998, at 9:00 a.m. at the Westin Hotel at 70 Third Avenue, Waltham, Massachusetts, for the following purposes:

     1. To elect two directors of the Company to serve until the 2001 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

     2. To act upon a proposal to ratify the appointment of Price Waterhouse LLP to serve as independent accountants for the Company for the fiscal year ending September 30, 1998.

     3. To transact such other business that may properly be brought before the Annual Meeting and at any adjournments thereof.

     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

     The Board of Directors has fixed the close of business on January 7, 1998 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only shareholders of record of the Company's common stock, $.01 par value per share (the "Common Stock"), at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     You are requested to complete, sign, and date the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage prepaid envelope. Any proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a later dated proxy. Shareholders of record who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                         By Order of the Board of Directors,



                                         Frank D. Edwards
                                         Secretary

Westborough, MA
January 13, 1998

--------------------------------------------------------------------------------
     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.
--------------------------------------------------------------------------------

                            ELECTRONIC DESIGNS, INC.
                               ONE RESEARCH DRIVE
                             WESTBOROUGH, MA 01581

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                  FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON FEBRUARY 25, 1998

                                                                January 13, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Electronic Designs, Inc. (the "Company") for use at the 1998 Annual Meeting of Shareholders of the Company to be held on Wednesday, February 25, 1998, and at any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card were first mailed to shareholders on or about January 13, 1998.

     At the Annual Meeting, shareholders will be asked to vote upon (i) the election of two directors of the Company; (ii) the proposal to ratify the appointment of Price Waterhouse LLP to serve as independent accountants for the Company for the fiscal year ending September 30, 1998; and (iii) to act upon any other matters properly brought before them.

     The Board of Directors has fixed the close of business on January 7, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") and at any adjournments or postponements thereof. Only shareholders of record of the Company's common stock, $.01 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held by them. As of the Record Date, there were 7,061,779 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

     The presence, in person or by proxy, of holders of a majority of the shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Assuming the presence of a quorum, the two nominees receiving the greatest number of votes of the shares of Common Stock represented and voting at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for the ratification of the appointment of the independent accountants and the approval of such other matters properly brought before the shareholders (other than the election of directors). The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker nonvotes"), those shares will be treated as abstentions with respect to that matter.

     SHAREHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY RECEIVED PRIOR TO THE VOTE AT THE ANNUAL MEETING AND NOT REVOKED WILL BE VOTED AT THE ANNUAL

MEETING AS DIRECTED ON THE PROXY. IF A PROPERLY EXECUTED PROXY IS SUBMITTED BUT NOT MARKED AS TO A PARTICULAR ITEM, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTORS OF THE COMPANY NAMED IN THIS PROXY STATEMENT, FOR THE RATIFICATION OF THE APPOINTMENT OF THE DESIGNATED INDEPENDENT ACCOUNTANTS, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON OTHER MATTERS THAT MAY COME BEFORE THE MEETING, AS THE CASE MAY BE WITH RESPECT TO THE ITEM NOT MARKED. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH IN THIS PROXY STATEMENT WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers, and employees of the Company may also solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms, and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

     A shareholder of record may revoke a proxy at any time before it has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above; by filing a duly executed proxy bearing a later date; or by appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy. Please note, however, that if a shareholder's shares are held of record by a broker, bank, or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a letter from the broker, bank, or other nominee confirming that shareholder's beneficial ownership of the shares.

     The Company's 1997 Annual Report, including financial statements for the fiscal year ended September 30, 1997, is being mailed to shareholders concurrently with this Proxy Statement.

PRIOR REORGANIZATION OF THE COMPANY

     Effective March 6, 1996, Crystallume, a California corporation, merged into a wholly owned subsidiary, Electronic Designs, Inc., a Delaware corporation, with the former subsidiary as the sole surviving corporation (the "Merger"). Unless otherwise specified or required by the context, the Company means Crystallume prior to the Merger, and Electronic Designs, Inc. subsequent to the Merger.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of five members and is divided into three classes. Each member of each class is nominated for election to a three-year term; however, in connection with the Merger, the terms of the three classes were initially staggered so the two Class I directors were elected to serve a one-year term, the two Class II directors were elected to serve a two-year term, and the Class III director was elected to serve a three-year term. The terms of the current Class II and III directors expire, respectively, at the upcoming Annual Meeting and the 1999 Annual Meeting of Shareholders. At the Company's 1997 Annual Meeting of Shareholders, the Class I directors were elected to full three-year terms expiring at the 2000 Annual Meeting of Shareholders. Each director will serve until the expiration of his term and until his successor is duly elected and qualified or until such director's earlier resignation or removal. Norman T. Hall and Thomas A. Schultz are the Class I directors; Frank D. Edwards and Thomas J. Toy are the Class II directors; and Donald F. McGuinness is the Class III director.

     The terms of Frank D. Edwards and Thomas J. Toy expire as of the Annual Meeting. The Board of Directors has nominated Mr. Edwards and Mr. Toy to remain as directors (the "Nominees") until the 2001 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until such director's earlier resignation or removal. The Board of Directors anticipates that each of the Nominees will serve, if elected, as a director. However, if either person nominated by the Board of Directors, or both, is or are unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. Shares represented by the accompanying proxy will be voted for the election of the two Nominees recommended by the Board of Directors unless the proxy is marked in such a manner as to withhold authority to so vote.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                         VOTE FOR EACH OF THE NOMINEES.

INFORMATION REGARDING NOMINEES, DIRECTORS, AND EXECUTIVE OFFICERS

     The following table and biographical descriptions set forth certain information with respect to the two Nominees, the directors whose terms do not expire at the Annual Meeting, and the executive officers who are not directors, based on information furnished to the Company by each Nominee, director, and executive officer. There is no family relationship between any Nominee, director, or executive officer of the Company. The following information is as of November 20, 1997 unless otherwise specified.

                                                                      YEAR OF
                                                        DIRECTOR     EXPIRATION
             NAME OF DIRECTOR                   AGE      SINCE        OF TERM
             ----------------                   ---     --------     ----------

             Donald F. McGuinness.............  64        1995          1999
             Frank D. Edwards.................  43        1995          1998
             Norman T. Hall...................  44        1995          2000
             Thomas A. Schultz................  47        1986          2000
             Thomas J. Toy....................  42        1990          1998

NOMINEES FOR ELECTION AS DIRECTOR

     Frank D. Edwards has been the Senior Vice President of Finance, Chief Financial Officer, and Secretary of the Company since October 1995, and is responsible for the Memory Group's manufacturing, materials, and planning functions. Prior to joining the Company, he was the Chief Financial Officer and Secretary of Electronic Designs, Inc., a privately held Massachusetts corporation acquired by the Company in October 1995 ("EDI"), where he also had responsibility for the Memory Group's manufacturing, materials, and planning functions. Mr. Edwards joined EDI in 1986 as controller. Prior to joining EDI, he was an audit manager at Price Waterhouse LLP and spent six years in the Boston and Montreal offices. Mr. Edwards is a member of the Canadian Institute of Chartered Accountants and holds a Bachelor of Commerce from Concordia University in Montreal and a diploma in public accounting from McGill University.

     Thomas J. Toy has been a director of the Company since May 1990. Mr. Toy currently serves as Group Vice President of Technology Funding Inc. and is a partner of Technology Funding Ltd. He has been employed by Technology Funding Inc. since January 1987. Mr. Toy also serves on the board of directors of Physiometrix, Inc., SRG Holdings, KOR Electronics, Thermatrix, and UT Starcom, Inc. Mr. Toy received a B.A. in political science in 1977 and an M.M. in Finance, Marketing, and General Management in 1979 from Northwestern University.

DIRECTORS WITH NONEXPIRING TERMS

     Donald F. McGuinness has been the full-time Chairman of the Board, President, and Chief Executive Officer of the Company since October 1995. Prior to joining the Company, he was Chairman of the Board, President, and Chief Executive Officer of EDI, where he was employed for eight years. Prior to his tenure at EDI, he spent 17 years with Sprague Electric Company in various management positions, most recently as Chief Operating Officer, with responsibility for worldwide manufacturing, engineering, and marketing of all products, including acquisitions, joint ventures, and corporate partnerships and divestitures. He spent nine years with Texas Instruments Incorporated and four years with Westinghouse Electric Corporation. Mr. McGuinness also serves on the board of directors of Cabletron Systems, Inc., a local area networking company and a S&P 500 company listed on the New York Stock Exchange, and the board of directors of Ibis Technology Corporation, a Nasdaq-listed semiconductor materials company.

     Norman T. Hall has been a director of the Company since October 1995. Dr. Hall is a partner in Alliant Partners, an investment banking firm specializing in mergers, acquisitions, and divestitures, as well as private debt and equity financings for growth or acquisition. Prior to joining Alliant Partners, he was a partner in Bentley Hall Von Gehr International (formerly Bentley Hall & Company) and worked for Berkeley International Capital Corporation and Intel Corporation. Dr. Hall was previously on the board of directors of EDI, and is currently on the board of directors of Atmel Corporation. Dr. Hall received his J.D. and M.B.A. from Golden Gate University, Ph.D. and M.S. from the University of Hawaii, and S.Sc. from the University of Alberta. He is a member of the State Bar of California.

     Thomas A. Schultz has been a director of the Company since February 1986, and served as Chairman of the Board and Chief Executive Officer until October 1995. Prior to joining the Company in 1986, Mr. Schultz served as a Corporate Vice President of Dole Food Co. (formerly Castle and Cooke, Inc.), a consumer foods company. Currently, Mr. Schultz is the President of Schultz, Lovato and Co., a business management services company. Prior to that he was President, Chief Executive Officer, and a director of Vista Technologies, Inc., a medical services company. Mr. Schultz serves on the board of directors of Wanderlust Interactive, Security Capital Corp., and Mailtrex Inc. Mr. Schultz received a B.E.S. in Operations Research from Johns Hopkins University in 1972 and an M.B.A. from Harvard Business School in 1975.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Kenneth K. Buckley is the Vice President and Director of Sales and Marketing for Memory Products and has overall responsibility for the Company's Memory Group's marketing activities as well as U.S. sales. Mr. Buckley joined EDI in 1989 as Director of Marketing. Prior to joining EDI, Mr. Buckley was Marketing

Manager at Integrated Device Technology, Inc. and held marketing and operating positions at Mostek. He is 39 years old and holds a B.B.A. in Marketing from Baylor University.

     Daniel R. Doyle is the Vice President and General Manager of Display Products, and has overall responsibility for group operations. Mr. Doyle joined EDI in 1986 as western area sales manager. Prior to his present position, Mr. Doyle directed EDI's marketing and business development functions for memory products. Before joining EDI, Mr. Doyle held marketing management positions at Intel Corporation and Motorola Inc. He is 40 years old and holds a B.S. in finance and marketing from Lehigh University in Pennsylvania.

     Frank Muscolino is Vice President and General Manager of the Federal Products Division with overall responsibility for group operations. Mr. Muscolino joined EDI in August 1988 as director of manufacturing and served in that position until May 1994. Prior to joining EDI, Mr. Muscolino held several management positions at Xicor, Inc. and at Intel Corporation. He is 49 years old and holds a B.S. in chemistry from Clarkson University in New York.

BOARD OF DIRECTORS AND ITS COMMITTEES

     Board of Directors. The Company is managed by a five member Board of Directors. The Board met nine times during fiscal 1997. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors that he was eligible to attend.

     Audit Committee. The Board has established an Audit Committee consisting of Thomas A. Schultz and Norman T. Hall. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; reviews and monitors the performance of nonaudit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director, or affiliate of the Company and the Company and after such review, makes recommendations to the full Board of Directors; and performs such other functions as may be required by any stock exchange or over-the-counter market upon which the Company's securities may be listed. The Audit Committee met one time during fiscal 1997.

     Compensation Committee. The Company's Board of Directors has established a Compensation Committee to determine compensation for the Company's executive officers. The members of the Compensation Committee are Thomas J. Toy and Norman
T. Hall. Neither Mr. Toy nor Dr. Hall has served as an officer of the Company. The Compensation Committee recommends compensation for officers and employees of the Company and grants options and stock awards under the Company's employee benefits plans. The Compensation Committee met four times during fiscal 1997.

     The Board of Directors does not have a standing nominating committee or a committee performing similar functions. The full Board of Directors performs the function of such a committee.

DIRECTOR COMPENSATION

     Each director of the Company who is not otherwise an employee, consultant, or independent contractor of the Company or a parent, subsidiary, or affiliate of the Company (an "Outside Director") receives $250 per meeting for his services as a director and is reimbursed for reasonable and necessary expenses incurred in attending the meetings of the Board or any committee thereof.

     Under the terms of the Company's 1987 Option Plan, as amended (the "Option Plan"), each nonemployee director (a "Qualifying Director") is entitled to receive upon election to the Board of Directors for each three years of service an option to purchase 15,000 shares of Common Stock at an exercise price equal to the fair market value per share at the date of grant and vesting in three equal installments over three years. At the present, the Qualifying Directors are Dr. Hall and Messrs. Schultz and Toy.

     The Company will indemnify each director serving on the Board in connection with his service as a director of the Company to the fullest extent allowed by Delaware law, the Company's Certificate of Incorporation, and the Company's By-Laws, as each may be amended from time to time.

EXECUTIVE COMPENSATION

     The following table sets forth, for each of the Company's last two fiscal years, the annual compensation awarded to the (i) person who served as the Company's chief executive officer during fiscal 1997, and (ii) each of the four other most highly compensated executive officers (other than the Company's chief executive officer) who were serving as executive officers at the end of fiscal 1997 (the "Named Executive Officers"). None of the Named Executive Officers were employed by the Company in fiscal year 1995.

                           SUMMARY COMPENSATION TABLE


                                                                                             LONG-TERM COMPENSATION
                                                           ANNUAL                         -----------------------------
                                                        COMPENSATION                        AWARDS          PAYOUTS
                                      ------------------------------------------------    ----------    ---------------
                                                                            OTHER         SECURITIES          ALL
                                                                           ANNUAL         UNDERLYING         OTHER
   NAME AND PRINCIPAL POSITION        YEAR    SALARY($)    BONUS($)    COMPENSATION($)    OPTIONS(#)     COMPENSATION
   ---------------------------        ----    ---------    --------    ---------------    ----------    ---------------
Donald F. McGuinness...............   1997      262,000      40,500           0                   0          6,108(1)
  Chairman of the Board, President,   1996      230,836     168,750           0             400,000          6,108(1)
  and Chief Executive Officer

Frank D. Edwards...................   1997      161,600      20,900           0              30,000              0
  Senior Vice President of Finance,   1996      147,627      95,250           0             150,000              0
  Chief Financial Officer, and
  Secretary

Kenneth K. Buckley.................   1997      149,600      15,640           0              20,000              0
  Vice President and Director of      1996      137,901      60,750           0              90,000              0
  Marketing and Sales for Memory
  Products

Daniel R. Doyle....................   1997      132,600      20,750           0              50,000              0
  Vice President and General          1996      120,958      46,738           0              60,000              0
  Manager for Display Products

Frank J. Muscolino.................   1997      121,266      17,670           0              40,000              0
  Vice President and General          1996      114,236      46,266           0              60,000              0
  Manager for Federal Products

---------------

(1) Term Life Insurance for Mr. McGuinness; policy has no cash-surrender value.

OPTION GRANTS IN FISCAL YEAR 1997

     Option Grants in Fiscal Year 1997. The following table sets forth the options granted with respect to the fiscal year ended September 30, 1997 to the Company's Named Executive Officers.

                                                                    INDIVIDUAL GRANTS
                                               -----------------------------------------------------------
                                               NUMBER OF       PERCENT OF
                                                 SHARES       TOTAL OPTIONS
                                               UNDERLYING      GRANTED TO
                                                OPTIONS         EMPLOYEES       EXERCISE OR
                                                GRANTED         IN FISCAL       BASE PRICE      EXPIRATION
        NAME                                      (#)            YEAR(%)          ($/SH)           DATE
        ----                                   ----------     -------------     -----------     ----------
Frank D. Edwards(1).........................     30,000            9.0             3.5625         08/13/02
Kenneth K. Buckley(1).......................     20,000            6.0             3.5625         08/13/02
Daniel R. Doyle(2)..........................     30,000            9.0             3.5625         08/13/02
                                                 20,000            6.0             3.7500         11/18/01
Frank J. Muscolino(2).......................     20,000            6.0             3.5625         08/13/02
                                                 20,000            6.0             3.7500         11/18/01

---------------

(1) As of September 30, 1997, no options were immediately exercisable. The options vest with respect to 10% of the shares six months from the date of grant with the remainder vesting monthly over a five-year period.

(2) As of September 30, 1997, options to acquire 3,333 shares were immediately exercisable. The options vested with respect to 10% of the shares six months from the date of grant with the remainder vesting monthly over a five-year period.

     Option Exercises and Year-End Holdings. The following table sets forth the aggregate number of options exercised in fiscal year 1997 and the value of options held as of September 30, 1997 by the Company's Named Executive Officers.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997 AND
                       FISCAL YEAR-END 1997 OPTION VALUES

                                                                                               VALUE OF
                                                                   NUMBER OF SECURITIES       UNEXERCISED
                                                                  UNDERLYING UNEXERCISED     IN THE MONEY
                                        SHARES                      OPTIONS AT FISCAL      OPTIONS AT FISCAL
                                      ACQUIRED ON                      YEAR-END(#)          YEAR-END($)(1)
                                       EXERCISE        VALUE           EXERCISABLE/          EXERCISABLE/
NAME                                      (#)       REALIZED($)       UNEXERCISABLE          UNEXERCISABLE
----                                  -----------   -----------   ----------------------   -----------------
Donald F. McGuinness................       0             0            425,171/29,629        730,931/38,888
Frank D. Edwards....................       0             0            129,987/91,113        300,278/113,961
Kenneth K. Buckley..................       0             0            138,207/31,113        337,001/23,961
Daniel R. Doyle.....................       0             0            111,246/45,334        291,221/48,126
Frank J. Muscolino..................       0             0             75,626/35,334        132,088/36,876

---------------

(1) Based on the closing price of the Common Stock as reported on the Nasdaq Small-Cap Market on September 30, 1997 of $4.6875 per share.

PRINCIPAL SHAREHOLDERS

     The following table sets forth the beneficial ownership of the Company's Common Stock as to (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors and Nominees, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers as a group, based on representations of directors of the Company, Nominees, and other executive officers as of November 20, 1997, Company records, and filings as of December 19, 1997 received by the Company on Schedules 13D and 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All such information reflects beneficial ownership as of November 20, 1997, as known by the Company.

               5% SHAREHOLDERS, NAMED
    EXECUTIVE OFFICERS, DIRECTORS, AND NOMINEES;                       AMOUNT AND            PERCENT
  AND DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                 NATURE OF BENEFICIAL      OF CLASS
                 (NAME AND ADDRESS)                                   OWNERSHIP(1)             (2)
  -----------------------------------------------                 --------------------     -----------
New York Life Insurance Company(3)............................          1,862,660             26.08
  51 Madison Avenue
  New York, NY 10010

Thomas J. Toy(4)..............................................            655,477              9.22
  Technology Funding Inc.
  2000 Alameda de las Pulgas
  San Mateo, CA 94403

Technology Funding Partners III, L.P.(5)......................            645,477              9.10
  2000 Alameda de las Pulgas
  San Mateo, CA 94403

Donald F. McGuinness(6).......................................            454,800              6.05

Thomas A. Schultz(7)..........................................            187,161              2.61

Frank D. Edwards(8)...........................................            163,711              2.27

Kenneth K. Buckley(9).........................................            139,320              1.93

Daniel R. Doyle (10)..........................................            112,361              1.57

Frank Muscolino (11)..........................................             75,626              1.06

Norman T. Hall(12)............................................             66,440               *

All current directors and executive
  officers as a group (13)....................................          1,854,896             22.73
  (eight persons)

---------------

   * Less than 1%.

 (1) Unless otherwise noted, the Company believes that all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock, as converted and adjusted, that are beneficially owned by them, subject to the information contained in the footnotes below and community property laws where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants or the conversion of convertible securities.

 (2) Each owner's percentage ownership is determined by assuming that options, warrants and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days have been exercised or converted.

 (3) Includes 80,600 shares issuable upon exercise of warrants currently exercisable or exercisable within 60 days after November 20, 1997.

 (4) Represents in part the shares owned by Technology Funding Partners III, L.P. ("TFP-3") referenced in footnote (5) below. Mr. Toy is a Group Vice President of Technology Funding Inc. ("TFI"), which is a managing general partner of TFP-3, and as such may be deemed the beneficial owner of such shares. In addition, Mr. Toy has received an option currently exercisable or exercisable within 60 days after November 20, 1997 for the purchase of 10,000 shares of Common Stock in connection with his service as a director. Mr. Toy is a director of the Company.

 (5) Includes 35,000 shares issuable upon exercise of warrants currently exercisable or exercisable within 60 days after November 20, 1997. TFI and Technology Funding Ltd. ("TFL") are the managing general partners of TFP-3. The following individuals are executive officers of TFI and/or general partners of TFL, and as such may be deemed beneficial owners of the shares of Common Stock held by TFP-3 described in the table: Charles R. Kokesh, Peter F. Bernardoni, Gregory T. George, and Thomas J. Toy.

 (6) Includes 454,800 shares issuable upon exercise of options currently exercisable or exercisable within 60 days after November 20, 1997. Mr. McGuinness is the Chairman of the Board, President, and Chief Executive Officer of the Company.

 (7) Includes 116,856 shares issuable upon exercise of options currently exercisable or exercisable within 60 days after November 20, 1997. Mr. Schultz is a director of the Company.

 (8) Includes 159,616 shares issuable upon exercise of options currently exercisable or exercisable within 60 days after November 20, 1997. 4,095 shares are held in a joint account with Mr. Edwards' wife, Carol Edwards. Mr. Edwards is the Senior Vice President of Finance, Chief Financial Officer, and Secretary of the Company. He also serves as a director of the Company.

 (9) Includes 110,913 shares issuable upon exercise of options currently exercisable or exercisable within 60 days after November 20, 1997. Mr. Buckley is Vice President and the Director of Sales and Marketing for Memory Products.

(10) Includes 111,246 shares issuable upon exercise of options currently exercisable or exercisable within 60 days after November 20, 1997. 1,448 shares are held in a joint account with Mr. Doyle's wife, Lynn Doyle. Mr. Doyle is the Vice President and General Manager for Display Products.

(11) Includes 75,626 shares issuable upon exercise of options currently exercisable or exercisable within 60 days after November 20, 1997. Mr. Muscolino is the Vice President and General Manager for Federal Products Division.

(12) Includes 26,440 shares issuable upon exercise of options currently exercisable or exercisable within 60 days after November 20, 1997. Dr. Hall is a director of the Company.

(13) Includes 1,100,497 shares issuable upon exercise of warrants or options currently exercisable or exercisable within 60 days after November 20, 1997.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     Donald F. McGuinness. The Company entered into an employment agreement, dated as of October 10, 1995, with Mr. McGuinness, under which the Company agreed to employ Mr. McGuinness as its Chairman of the Board, President, and Chief Executive Officer. The original term of the agreement expired on September 30, 1997. The Company and Mr. McGuinness have elected to continue the term of the agreement until September 30, 1998, pursuant to a provision thereof that provides that the term of the agreement automatically extends from year to year in one-year extensions unless at least 90 days prior to an anniversary of September 30 either party gives written notice to the other of such party's intention not to extend the term of the agreement.

     Effective as of December 1, 1997, the Company increased Mr. McGuinness' base salary to $275,000 per year, which may be adjusted upwards from time to time in the sole discretion of the Board of Directors of the Company. Mr. McGuinness' options vest pro-rata over a period of 36 months commencing from the date of grant.

     Mr. McGuinness' employment under his employment agreement may be terminated without cause by a vote of two-thirds of the members of the Board of Directors of the Company and a written notice to Mr. McGuinness. In the event of such termination, Mr. McGuinness will receive certain benefits, including continued receipt of his base salary and certain fringe benefits for a period of 18 months. Mr. McGuinness will also be entitled to the above-described termination benefits if he terminates his employment with cause.

     In the event Mr. McGuinness is terminated by the Company without cause under his employment agreement, Mr. McGuinness will receive deferred compensation equal to his base salary and certain fringe benefits for a period of 18 months. Additionally, in the event Mr. McGuinness elects to terminate his own employment, the Company and Mr. McGuinness have agreed to engage in good faith negotiations to agree on a reasonable amount of deferred compensation.

     In connection with the acquisition of EDI, the Company also assumed an executive severance agreement, dated as of December 21, 1994, and amended on October 10, 1995, by and between Mr. McGuinness and EDI. In the event the Company experiences a change in control and certain terminating events occur thereafter, the severance agreement requires the Company to pay Mr. McGuinness, in lieu of the deferred compensation that would otherwise be payable to Mr. McGuinness, a lump sum payment in the amount of one and one-half (1.5) times his highest annual base salary received from the Company during any calendar year. Such terminating events include termination by the Company without sufficient cause, or termination by Mr. McGuinness following certain changes initiated by the Company.

     Frank D. Edwards. In connection with the Acquisition of EDI, the Company agreed to assume an executive severance agreement, dated as of December 21, 1994, by and between Mr. Edwards and EDI. In the event the Company experiences a change in control and certain terminating events occur within two years of such change in control, the severance agreement requires the Company to provide (i) payments in the amount of three-quarters (.75) of his highest annual base salary received from the Company during any calendar year, and (ii) nine months of continued life insurance and health and medical benefits. Such terminating events include termination by the Company without sufficient cause, or termination by Mr. Edwards following certain changes initiated by the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  New York Life Insurance Company

     Effective November 30, 1996, the Company redeemed all outstanding shares of its Series A Preferred Stock. Prior to this redemption, on November 18, 1996, New York Life Insurance Company ("New York Life"), a significant shareholder, converted all of its 206 shares of Series A Preferred Stock into 82,400 shares of Common Stock.

  Technology Funding Partners III, L.P.

     On November 12, 1996, Technology Funding Partners III, L.P., a significant shareholder and an affiliate of Mr. Toy, converted all of its 50 shares of Series A Preferred Stock into 20,000 shares of Common Stock.

  Donald F. McGuinness

     The Company issued an unsecured $250,000 note to Donald F. McGuinness, the Chairman of the Board, President, and Chief Executive Officer, in connection with the Company's acquisition of EDI. This note was issued in partial payment for Mr. McGuinness' EDI stock that was acquired by the Company on October 10, 1995. The note earned 7% interest and was repaid with interest, when due, on January 1, 1996.

  Thomas A. Schultz

     Mr. Schultz, a director and the Company's former Chairman, Chief Executive Officer and President, received an interest free $100,000 loan from the Company on October 13, 1995 in connection with a $100,000 bonus payable to Mr. Schultz on or about January 15, 1996. The note underlying this debt was due on demand but in no event later than January 15, 1996. The note was satisfied in full.

     The Company is a party to an employment agreement with Mr. McGuinness. Moreover, the Company has entered into or assumed severance agreements with Messrs. McGuinness and Edwards. See "Employment and Severance Agreements."

                                   PROPOSAL 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to serve as independent accountants for the Company for the fiscal year ending September 30, 1998, and recommends that the shareholders vote for ratification of such appointment. Price Waterhouse LLP served as the independent accountants for the fiscal years ending September 30, 1997, September 30, 1996, and September 30, 1995. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and are also expected to be available to respond to appropriate questions.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE
           WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended September 30, 1997, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were satisfied with the following exceptions. New York Life and Thomas J. Toy failed to file timely a Form 4 in connection with the conversion of shares of the Company's Series A Preferred Stock. In connection with the issuance of options to purchase shares of Common Stock under the Company's Option Plan, Messrs. Edwards, Buckley, Doyle, and Muscolino failed to file a Form 4, reporting the receipt of such options on an amendment to a Form 5, which amendment was not filed on a timely basis.

                             SHAREHOLDER PROPOSALS

     For a proposal of a shareholder (including director nominations) submitted pursuant to Exchange Act Rule 14a-8 to be included in the Company's proxy statement and form of proxy for the Company's 1999 Annual Meeting of Shareholders, it must be received at the principal executive offices of the Company on or before September 11, 1998. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997 BY WRITING TO THE INVESTOR RELATIONS DEPARTMENT, ELECTRONIC DESIGNS, INC., ONE RESEARCH DRIVE, WESTBOROUGH, MASSACHUSETTS 01581.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

                                    APPENDIX
                                    --------

                                 Form of Proxy

--------------------------------------------------------------------------------

                    REVOCABLE PROXY/VOTING INSTRUCTION CARD
                            ELECTRONIC DESIGNS, INC.

              ONE RESEARCH DRIVE, WESTBOROUGH, MASSACHUSETTS 01581
  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 25, 1998
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned shareholder(s) of Electronic Designs, Inc. (the "Company") hereby constitutes and appoints Donald F. McGuinness and Frank D. Edwards, and each of them, as proxies of the undersigned, with full power of substitution, and authorizes each of them to represent and to vote as designated on the reverse all of the shares of Common Stock of the Company held of record on January 7, 1998 by the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, February 25, 1998 at 9:00 a.m., at the Westin Hotel, 70
Third Avenue, Waltham, Massachusetts, and at adjournments or postponements thereof.

      Please COMPLETE, SIGN and DATE the proxy and return it to the Company by hand or by mail. If you attend the Annual Meeting in person, you may withdraw the proxy and vote personally on each matter brought before the Annual Meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(s). IF THIS PROXY IS SIGNED AND NO SPECIFIED DIRECTION IS MADE AS TO ANY OR ALL OF THE PROPOSALS, THE PROXY WILL BE VOTED FOR EACH NOMINEE IN PROPOSAL 1 AND FOR PROPOSAL 2, AND WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IN ACCORDANCE WITH THE DISCRETION OF EACH PROXY. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

           (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)

      PLEASE MARK YOUR
A [X] VOTES AS IN THIS
      EXAMPLE



         FOR all nominees            WITHHOLDING
      listed at right (except         AUTHORITY
        as indicated to the   to vote for all nominees
          contrary below)          listed at right                                                             FOR   AGAINST ABSTAIN
1. Proposal to [ ]                       [ ]        NOMINEES: Frank D. Edwards  2. Proposal to ratify the      [ ]     [ ]     [ ]
   elect the                                                  Thomas J. Toy        appointment of Price
   following                                                                       Waterhouse LLP to serve as
   directors of                                                                    independent accountants for
   the Company to serve until the 2001 Annual                                      the Company for the fiscal
   Meeting of Shareholders and until their                                         year ending September 30,
   respective successors are duly elected and                                      1998.
   qualified or until their earlier resignation
   or removal:                                                                  3. In their discretion, the Proxies are each
                                                                                   authorized to vote upon such other business as
Instruction: To withhold authority to vote for                                     may properly come before the Annual Meeting and
any individual nominee, write that nominee's                                       any adjournments or postponements thereof.
name in the space provided below.
                                                                                   The undersigned hereby acknowledge(s) receipt of
                                                                                the accompanying Notice of Annual Meeting of
_______________________________________________                                 Shareholders and the Proxy Statement with respect
                                                                                thereof and hereby revoke(s) any proxy or proxies
                                                                                heretofore given. This proxy may be revoked at any
                                                                                time before it is exercised.

                                                                                     Mark here for address change and note such [ ]
                                                                                     corrections to the left.


                                                                                                  I PLAN TO ATTEND THE MEETING [ ]


                                                                                PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD PROMPTLY
                                                                                IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


Signature of Shareholder __________________________ Signature of Shareholder __________________________ Dated _______________, 1998
                                                                                  IF HELD JOINTLY

NOTE: Please date this proxy and sign your name exactly as shown. When there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation, the proxy should be signed by a duly authorized person, stating his or her title or authority.